Exhibit 10.1

FIBERSTARS, INC.

COMMON STOCK AND WARRANT

PURCHASE AGREEMENT

THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (this “Agreement”), dated March 29, 2002, is entered into by and among FIBERSTARS, INC., a California corporation (the “Company”), and each Investor identified at Schedule 1 hereto (each an “Investor,” and collectively, the “Investors”).

WHEREAS, the Company, upon the terms and conditions set forth in this Agreement, proposes to issue and sell to each Investor (i) such number of shares of Company common stock, no par value (the “Common Stock”), set forth opposite the name of such Investor on the attached Schedule 1, for the aggregate purchase price set forth opposite the name of the Investor on Schedule 1, and (ii) a warrant to purchase, subject to the terms and conditions herein, up to the aggregate number of shares Common Stock set forth opposite such Investor’s name on the attached Schedule 2 at the per share exercise price set forth opposite the name of each Investor on Schedule 2.

NOW, THEREFORE, in consideration of the mutual covenants and agreements as set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  For purposes of this Agreement, capitalized terms not otherwise defined in this Agreement shall have the following meanings:

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Lien” means, with respect to any asset, any mortgage, pledge, security interest, encumbrance, lien or charge of any kind in respect of such asset.

“Material Adverse Effect” means any change, violation, inaccuracy, circumstance or effect that is materially adverse to the business, properties, assets (including intangible assets), liabilities, capitalization or financial condition of the Company and its Subsidiaries, taken as a whole; provided, however that the following shall not be taken into account in determining whether has been a Material Adverse Effect:  (i) any occurrences relating to the economy of the United States in general and (ii) changes in trading prices for the Company’s securities or for securities in general.

“Person” means an individual, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

“Securities Act” means the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

“Subsidiary” means a Person, whether incorporated or unincorporated, of which (i) more than fifty percent (50%) of the securities or other ownership interests or (ii) securities or other interests having by their terms ordinary voting power to elect more than fifty percent (50%) of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly owned or controlled by such Person or by any one or more of its Subsidiaries.

“Related Agreements” means the Warrant in the form attached at Exhibit B and Amendment No. 1 to the Rights Agreement attached at Exhibit D.

2.             Purchase and Sale of Common Stock.

2.1           Sale and Issuance of Common Stock.  Subject to the terms and conditions set forth in this Agreement, the Company agrees to sell and issue to each Investor at the Closing (as defined below) and each Investor, severally and not jointly, agrees to purchase at the Closing, such aggregate number of shares of Common Stock (the “Shares”) as set forth opposite such Investor’s name on Schedule 1.  As to each Investor, the Shares shall equal the quotient obtained by dividing (x) the aggregate purchase price (the “Aggregate Purchase Price”) set forth opposite that Investor’s name on Schedule 1, by (y) the Per Share Purchase Price (as defined below), rounded to the nearest whole share.

2.2           Per Share Purchase Price.  The purchase price for each share of Common Stock shall be, as to all Investors except John B. Stuppin, three dollars ($3.00) per share; and, as to Investor John B. Stuppin, only, the Per Share Purchase Price shall be the greater of (x) $3.03 and (y) the sum of the closing price of one share of Company Common Stock on the NASDAQ National Market on the Closing Date, plus three cents ($0.03).

2.3           Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall take place at the offices of Pillsbury Winthrop LLP, 2550 Hanover Street, Palo Alto, California at 3:30 p.m., local California time, on March 29, 2002, or at such other time and place as the Company and the Investors mutually agree in writing.  The date on which the Closing takes place is referred to as the “Closing Date.”  At the Closing, after receipt of payment therefore, the Company shall deliver to each Investor a duly executed and irrevocable letter of instruction addressed to the Company’s transfer agent, pursuant to which such transfer agent is instructed to deliver the Shares to such Investor in certificated form, each such certificate to be registered in the name of the Investor or if so indicated on the Stock Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor.

3.             Issuance of Warrants to Purchase Common Stock.

3.1           Issuance of Warrants.  Subject to the terms and conditions of this Agreement, the Company agrees to issue to each Investor a Warrant (the “Warrant”) to purchase shares of Common Stock in such number and at such exercise price as set forth opposite the name of such

Investor at Schedule 2 hereto, which number of shares and exercise price shall be determined consistent with Sections 3.2 and 3.3 hereof.

3.2           Number.  The Company shall issue a Warrant to each Investor to purchase such number of shares (such number being subject to appropriate adjustment for stock splits, reverse stock dividends and the like after the date hereof) of Common Stock as set forth opposite that Investor’s name on Schedule 2, hereto, which number shall equal the product of (x) the number of Shares being purchased by such Investor as set forth opposite that Investor’s name on Schedule 1 hereto, multiplied by (y) twenty one-hundredths (0.20), rounded to the nearest whole share (such product being such Investor’s “Warrant Shares.”)  All Warrants shall be governed by the terms and conditions of a Warrant Agreement in the form attached hereto at Exhibit B, and the Company’s issuance of a Warrant to each Investor shall be contingent upon execution by such Investor of the Warrant Agreement for the applicable Warrant Shares.

3.3           Warrant Exercise Price.  The exercise price for each share of Common Stock issuable upon exercise of the Warrant (the “Warrant Share Exercise Price”) shall be four dollars and thirty cents ($4.30).

3.4           Closing.  Completion of the purchase and sale of the Warrants shall be concurrent with the Closing under Section 2.2, above.  At the Closing, and subject to each Investor’s purchase of his designated Shares, the Company shall deliver to the Investor a Warrant for the purchase of such number of Warrant Shares at the Warrant Exercise Price set forth opposite such Investor’s name on Schedule 2.

4.             Representations, Warranties and Agreements of the Company.  The Company hereby represents and warrants to, and agrees with, each Investor that, except as otherwise disclosed in the Company’s periodic reports on Form 10–Q for the quarters ended March 31, 2001, June 30, 2001 and September 30, 2001, the Company’s Annual Report on Form 10–K405A for the year ended December 31, 2000, the Company’s proxy statement for its 2001 annual meeting, the Company’s current reports on Form 8–K filed on February 12, 2001 and September 21, 2001, the Company’s registration of rights filed on Form 8–A on September 27, 2001, and the Company’s registration statement  filed on Form S–8 filed on August 31, 2001 (collectively the “SEC Documents”), in its Press Release of February 28, 2002, or in the Schedule of Exceptions attached at Exhibit E all of which qualify the following representations and warranties in their entirety:

4.1           Organization and Qualification.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California.  The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as currently conducted.  The Company is qualified as a foreign corporation and is in good standing in all states where the conduct of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Company.

4.2           Authorization.  All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance and delivery of the Shares and Warrants has been taken or will be taken on or prior to the Closing.  This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

4.3           Valid Issuance.  The Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and, when issued, sold and delivered to the Investors after payment therefore in accordance with the terms hereof, will be validly issued, fully paid and nonassessable, and, assuming the accuracy of the representations and warranties of the Investors set forth at Section 5.4 of this Agreement, will be issued in compliance with all applicable federal and state securities laws and will be free of all Liens or other encumbrances other than as set forth in the legends contained in Section 5.5 of this Agreement.

4.4           Non-Contravention.  The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby do not and will not (a) contravene or conflict with the articles of incorporation or by-laws of the Company, (b) to the Company’s knowledge, contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Company or any of its Subsidiaries, (c) constitute a default under or give rise to a right of termination, cancellation or acceleration of any right or obligation of the Company or any of its Subsidiaries or to a loss of any benefit to which the Company or any of its Subsidiaries is entitled under any provision of any agreement, contract or other instrument binding upon the Company or any of its Subsidiaries or any license, franchise, permit or other similar authorization held by the Company or any of its Subsidiaries, or (d) result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, except for such contraventions, conflicts or violations referred to in clause (b) or defaults, rights of termination, cancellation or acceleration, or losses or Liens referred to in clause (c) or (d) that would, individually or in the aggregate, have a Material Adverse Effect on the Company.

4.5           Governmental Consents.  No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Agreement or the offer, sale or issuance of the Shares or Warrants except any notices of sale required to be filed with the Securities and Exchange Commission (“SEC”) under Regulation D of the Securities Act, or such post-Closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

4.6           Litigation.  Except as disclosed in the SEC Documents, there is no action, suit or proceeding before or by any court or government agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or adversely affecting the Company that would result in any material adverse change in the business, properties, results of operations or financial condition of the Company, or materially and adversely affect the consummation of the transactions contemplated by this Agreement.

4.7           SEC Filings and Financial Statements.  The financial statements included in the SEC Documents are hereafter collectively referred to as the “Financial Statements.”  The balance sheet contained in the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2001 shall be referred herein as the “Company Balance Sheet” and the date of such balance sheet shall be referred to herein as the “Company Balance Sheet Date.”  Each of the balance sheets included in the Financial Statements (including any related notes and schedules) presents fairly the financial position of the Company as of its date, and the other financial statements included in the Financial Statements (including any related notes and schedules) present fairly the results of operations or other information included therein of the Company for the periods or as of the dates therein set forth (subject, in the case of interim financial statements, to normal year-end adjustments), and each of the Financial Statements was prepared in accordance with generally accepted accounting principles consistently applied during the periods involved (except as otherwise stated therein and except that interim financial statements may not contain all footnotes required by generally accepted accounting principles).  The Company has filed all reports required to be filed by it since the Company Balance Sheet Date pursuant to the reporting requirements of the Exchange Act.  None of the documents filed with the SEC and referred to in this Section 4.7 contained, as of its date, any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.8           No Material Adverse Change.  Since the Company Balance Sheet Date, except as set forth in the Company’s SEC Documents (a) there has been no material adverse change in the business, properties, results of operations or financial condition of the Company, whether or not arising in the ordinary course of business, and (b) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.  Since the Company Balance Sheet Date until the date of this Agreement, except as set forth in the Company’s SEC Documents filed with the SEC on or prior to the date of this Agreement, there have been no material transactions entered into by the Company that have not arisen in the ordinary course of business.

4.9           Access to Information.  Prior to the Closing, the Company will provide to the Investor, its officers, employees and professional representatives such information as such persons from time to time may reasonably request with respect to the Company and the transactions contemplated by this Agreement, and prior to the Closing shall permit the Investor, its officers, employees and professional representatives reasonable access, during regular business hours and upon reasonable notice, to the properties, books and records of the Company as the Investor from time to time may reasonably request.

4.10         Registration Rights.  In addition to Section 6.1 of this Agreement, the Company has granted registration rights, including demand and piggyback registration rights, to the holders of approximately 1,489,000 shares of Company Common Stock.

4.11         Capitalization.  The authorized capital stock of consists of 30,000,000 shares of Common Stock and 2,000,000 of shares of preferred stock (the “Preferred Stock”), of which 100,000 have been designated as Series A Participating Preferred Stock.  As of September 30, 2001 (i) 4,321,326 shares of Company Common Stock were issued and outstanding, and (ii) no shares of Preferred Stock were issued and outstanding.  As of December 31, 2001, the Company had outstanding warrants to purchase up to approximately 1,100,000 shares of Company Common Stock.  The Company has reserved approximately 1,995,750 shares of Company Common Stock for issuance under its employee equity incentive plans, of which approximately 1,632,000 were outstanding as of December 31, 2001.  Since September 30, 2001, until the date of this Agreement, the Company has not issued any shares of its capital stock or any voting securities (including options, debt or similar rights and obligations convertible or exchangeable for capital stock or voting securities of the Company) other than pursuant to Company’s equity incentive plans, all of which has been filed on or prior to the date of this Agreement with the SEC and are identified in the SEC Documents.  All of the outstanding shares of the Company’s capital stock are, and all shares of the Company Common Stock that may be issued pursuant to the exercise of outstanding employee stock options and convertible securities will be, when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and non-assessable.  There are not as of the date hereof any stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party or by which it is bound relating to the voting of any shares of the capital stock of the Company or any agreements, arrangements, or other understandings to which the Company or any of its Subsidiaries is a party or by which it is bound that will limit the issuance of the Shares, the Warrant, or the Warrant Shares issuable upon exercise of the Warrant.

4.12         Offering.  Neither the Company nor any Person acting on its behalf authorized by the Company to act on its behalf has engaged in a general solicitation of investors (including without limitation by way of advertisement) with respect to the Shares or the Warrants.

5.             Representations and Warranties of the Investor.  Each Investor except as to Section 0 below, hereby represents and warrants to the Company and as to Section 5.9 Investor Trigran, Investments L.P. (“Trigran”) further warrants that:

5.1           Authorization.  The Investor has all requisite power and authority to enter into the transactions contemplated by this Agreement and that this Agreement constitutes a valid and legally binding obligation of the Investor except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c)to the extent the indemnification provisions contained in this Agreement may be limited by applicable federal or state securities laws.

5.2           Purchase Entirely for Own Account.  The Shares, Warrant and Common Stock issuable upon exercise of the Warrant to be purchased by the Investor will be acquired for investment for the Investor’s own account, and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of any of such securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.  The Investor is not a party to any contract, undertaking, agreement or arrangement with any person to sell, transfer or otherwise dispose of any of the Shares purchased by it.

5.3           Reliance Upon Investor’s Representations.  The Investor understands that the issuance and sale of the Shares, Warrant, and Common Stock issuable upon exercise of the Warrant will not be registered under the Securities Act on the ground that such issuance and sale will be exempt from registration under the Securities Act pursuant to Rule 506 of Regulation D and/or section 4(2) thereof, and that the Company’s reliance on such exemption is based on each Investor’s representations set forth herein.

5.4           Receipt of Information.  The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Shares, Warrant, and Common Stock issuable upon exercise of the Warrant and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 4 of this Agreement or the right of the Investor to rely thereon. No person other that the Company has been authorized to give any information or to give any representation not contained in this Agreement in connection with the Offering and, if given or made, such information or representation must not be relied upon as having been authorized by the Company.

5.5           Investment Experience.  The Investor is experienced in evaluating and investing in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

5.6           Accredited Investor.  The Investor is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

5.7           Restricted Securities.  The Investor understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely.  In particular, the Investor is aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.  Among the conditions for use of Rule 144 is the availability of current information to the public about the Company.

5.8           Legends.  Each certificate or other document evidencing any of the Shares, Warrants, and Common Shares issuable upon execution of the Warrant shall be endorsed with the legends set forth below, and the Investor covenants that, except to the extent such restrictions are waived by the Company, the Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legends endorsed on such certificate:

(i)            The following legend under the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL OR UPON EVIDENCE REASONABLY SATISFACTORY TO FIBERSTARS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR ANOTHER APPLICABLE EXEMPTION.”

(ii)           Such other legends as may be required under state securities laws.

5.9           Beneficial Ownership.  Immediately prior to the Closing, the number of shares of Company Common Stock beneficially owned by Trigran does not exceed 431,182.

6.             Registration Rights.

6.1           Certain Definitions.  As used in this Section 6, the following terms shall have the meanings set forth below:

(a)           “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(b)           “Holder” shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 6.11 hereof.

(c)           “Investors” shall mean persons who purchased Shares pursuant to the Series One Agreement.

(d)           “Other Stockholders” shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

(e)           “Registrable Securities” shall mean (i) Shares issued pursuant to this Agreement, (ii) shares of Common Stock issued or issuable upon exercise of Warrants acquired pursuant to this Agreement, and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above; provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold to the public.  Notwithstanding the foregoing, Registrable Securities shall not include shares held by any holder of less than one percent (1%) of the outstanding Common Stock of the Company if such shares are available for sale pursuant to Rule 144.

(f)            The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

(g)           “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses.

(h)           “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(i)            “Rule 145” shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

(j)            “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and fees and disbursements of counsel for any selling Holder.

6.2           Company Registration.

(a)           If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

(i)            promptly give to each Holder written notice thereof; and

(ii)           use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 6.2(b) hereof, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company.  Such written request may specify all or a part of a Holder’s Registrable Securities.

(b)           Underwriting.  If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 6.2(a)(i) hereof.  In such event, the right of any Holder to registration pursuant to this Section 6.2(a)(i) shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein.  All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

Notwithstanding any other provision of this Section 6.2, if the representative of the underwriters advises the Company in writing, and the Company’s Board of Directors determines, that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) limit or exclude the number of Registrable Securities to be included in the registration and underwriting.  The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 6.9.  If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter.  Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

If shares are so withdrawn from the registration and if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 6.9 hereof.

6.3           Expenses of Registration.  All Registration Expenses incurred in connection with any registration pursuant to Section 6.2 hereof, shall be borne by the Company.

6.4           Registration Procedures.  In the case of each registration effected by the Company pursuant to Section 6, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof.  At its expense, the Company will use its best efforts to:

(a)           Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such one hundred twenty (120) day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company.

(b)           Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c)           Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder or Underwriter from time to time may reasonably request in order to facilitate the public offering of such securities;

(d)           Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(e)           Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(f)            Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(g)           Enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

6.5           Indemnification.

(a)           To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, members and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of section 15 of the Securities Act, on behalf of which registration, qualification, or compliance has been effected pursuant to this Section 6, and each underwriter, if any, and each person who controls within the meaning of section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, members, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein or the failure by such Holder to deliver a prospectus to the buyer.  It is agreed that the indemnity agreement contained in this Section 6.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(b)           To the extent permitted by law, each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or the failure to deliver a prospectus to the buyer, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); provided further that in no event shall any indemnity under this subsection (b) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder.

(c)           Each party entitled to indemnification under this Section 6.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this  Section 6, to the extent such failure is not prejudicial.  No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.  Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

(d)           If the indemnification provided for in this Section 6.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations.  The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

6.6           Information by Holder.  Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 6.

6.7           Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

(a)           Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times it remains subject to the reporting requirements of the Securities Act;

(b)           File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time it remains subject to such reporting requirements;

(c)           So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

6.8           Transfer or Assignment of Registration Rights.  The rights to register securities granted to a Holder by the Company under this Section 6 may be transferred or assigned by a Holder provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that (i) the transferee or assignee of such rights assumes the obligations of such Holder under this Agreement in a writing delivered to the Company and (ii) the transferor assignment is made consistent with Section 8.2, hereof.

6.9           Allocation of Registration Opportunities.  In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the “Other Shares”) requested to be included in a registration on behalf of the Holders or other stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated, subject to such superior registration rights, if any, granted prior to the date hereof, among the Holders of Registrable Securites and stockholders of Other Shares requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares requested to be included.  The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights.  To facilitate the allocation of shares in accordance with the above provisions, the Company or the Underwriters may round the number of Shares allocated to any Holder to the nearest 100 shares.

6.10         Delay of Registration.  No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

6.11         Termination of Registration Rights.  The right of any Holder to request registration or inclusion in any registration pursuant to this Section 6 hereof shall terminate at such time that all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period.  Notwithstanding the foregoing, if not already expired, all rights under this Section 6 shall expire on the earlier of (i) the fifth anniversary of the Closing and (ii) the closing of an acquisition of the Registrable Securities in exchange for publicly traded stock (i.e., stock that has been registered under the Securities Act for issuance to such Holder and is listed on a national securities exchange or Nasdaq) of another entity.

7.             Restrictions on Transferability.

7.1           General Restrictions.

(a)           The Shares, Registrable Securities and any other securities issued in respect of the Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act; provided, however, that, notwithstanding anything to the contrary herein, a Holder may at any time and from time to time transfer the Shares or its Registrable Securities in whole or in part to its partners, members, affiliates, or a trust, partnership, limited liability company or other entity controlled by (or for the benefit of) such Holder or his or her spouse, parents, sibling, parents, former spouse, and/or children.  The Holders will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by the Holders (the “Transferee”) that is not a party to this Agreement to execute and deliver to the Secretary of the Company a written agreement, pursuant to which such Transferee shall agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

(b)           Each certificate representing the Shares, Registrable Securities and any other securities issued in respect of the Shares or Registrable Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of clause (c) below) be stamped or otherwise imprinted with appropriate restrictive legends as set forth in Section 5.8 hereof.  Each Holder consents to the Company making a notation on its records and giving instructions or stop transfer or other appropriate orders to any transfer agent of the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Agreement.

(c)           The Holder of each certificate representing Registrable Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 7.1.  Prior to any proposed sale, assignment, transfer or pledge (each, a “Transfer”) of any such Shares and/or Registrable Securities (other than (i) a transfer not involving a change in beneficial ownership, (ii) in transactions involving the distribution without consideration of Registrable Securities by an Investor to any of its direct or indirect members, partners, retired members or retired partners, or to the estate of any of its direct or indirect members, partners, retired members or retired partners, (iii) in transactions involving the transfer without consideration of Registrable Securities by the Investor during his lifetime by way of gift or on death by will or intestacy or for tax or estate planning purposes, (iv) in transactions involving the transfer or distribution of Registrable Securities by a corporation or limited liability company to any subsidiary, parent or affiliated corporation or limited liability company of such corporation or limited liability company, or (v) in transactions in compliance with Rule 144(k)), unless there is in effect a registration statement under the Securities Act covering the proposed Transfer, the Holder shall give written notice to the Company of such Holder’s intention to effect such Transfer.  Each such notice shall describe the manner and circumstances of the proposed Transfer in sufficient detail, and shall be accompanied, at such Holder’s expense, by either (A) an unqualified written opinion of legal counsel who shall be, and whose legal opinion shall be, reasonably satisfactory to the Company addressed to the Company, or other evidence reasonably satisfactory to the Company, to the effect that the proposed Transfer of the Registrable Securities may be effected without registration under the Securities Act, or (B) a “no action” letter from the Commission to the effect that the Transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the Holder shall be entitled to transfer such Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company.

(d)           Not later than fifteen (15) business days following the date of any Transfer as to which prior notice is not required pursuant to this Section 7.1, the transferor of the Registrable Securities shall deliver to the Secretary of the Company written notification of such Transfer setting forth the name of the transferor, name and address of the Transferee and the number of Registrable Securities which have been so transferred.  Additionally, the transferor shall deliver an Assignment and Assumption Agreement duly executed by the Transferor with such notice.  Each certificate evidencing the Registrable Securities transferred as above provided shall bear, except if such Transfer is made pursuant to Rule 144, the appropriate restrictive legends, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Holder and the Company, such legends are not required in order to establish compliance with any provision of the Securities Act.

8.             Conditions to Closing.

8.1           Mutual Conditions.  The obligations of the Company and of the Investor under Sections 2.1 and 3.1 of this Agreement are each subject to the fulfillment on or before the Closing of each of the following conditions, any of which may, to the extent legally permissible, be waived in writing in whole or in part by each party:

(a)           Litigation.  No order enjoining or restraining the transactions contemplated by this Agreement shall be in effect and no action or proceeding before any federal or state court or governmental agency or other regulatory or administrative agency or instrumentality shall have been instituted or pending that challenges the acquisition of the Shares, Warrant, or Warrant Shares by the Investor or otherwise seeks to restrain or prohibit consummation of the transactions contemplated by this Agreement or seeking to impose any material limitations on any provisions of this Agreement.

(b)           Governmental Approvals.  The Company and Investor shall have received any necessary approvals, authorizations, permits or consents under applicable laws and regulations (foreign or domestic) to consummate and make effective the transactions contemplated by this Agreement.

(c)           Waiver of Participation of ADLT.  The Company shall have obtained from Advanced Lighting Technologies, Inc. (“ADLT”) waiver of its right to acquire Shares or Warrants under this Agreement, and such waiver shall not have been revoked as of Closing.

8.2           Conditions of the Investor’s Obligations at the Closing.  The obligations of the Investor under Sections 2.1 and 3.1 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, any of which may be waived in writing in whole or in part by the Investor:

(a)           Representations and Warranties.  The representations and warranties of the Company contained in Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing Date (provided that any such representation and warranty made as of a specific date shall be true and correct as of such specific date).

(b)           Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

(c)           Compliance Certificate.  The Chief Executive Officer, President, Chief Financial Officer or Treasurer of the Company shall deliver to the Investor at the Closing a certificate certifying that the conditions specified in Sections 8.2(a), (b) and (d) have been fulfilled.

(d)           No Material Adverse Effect.  No Material Adverse Effect shall have occurred with respect to the Company.

(e)           Stock Certificates.  The Company shall have delivered to the Investor a duly executed and irrevocable letter of instruction addressed to the Company’s transfer agent, pursuant to which such transfer agent is instructed to deliver the Shares to the Investor in certificated form.

(f)            Opinion of Counsel.  Each Investor shall have received the opinion of Pillsbury Winthrop LLP, counsel to the Company, substantially in the form of Exhibit C subject to such exceptions and qualifications reasonably acceptable to such Investor.

8.3           Conditions of the Company’s Obligations at the Closing.  The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor, any of which may be waived in writing in whole or in part by the Company:

(a)           Related Agreements.  The Investor shall have delivered to the Company signature pages to this Agreement and the Related Agreements (except Amendment No. 1 to the Rights Agreement) duly executed by the Investor at the Closing.

(b)           Representations and Warranties.  The representations and warranties of the Investor contained in Section 5 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

(c)           Compliance Certificate.  The Investor, or Managing Partner, Chief Executive Officer, President or Chief Financial Officer of the Investor, as applicable, shall have delivered to the Company at the Closing a certificate certifying that the conditions specified in Sections 8.3(a) and (b) have been fulfilled.

9.             Miscellaneous.

9.1           Reasonable Efforts; Other Actions.  Subject to the terms and conditions herein provided and applicable law, the Company and Investor shall use all commercially reasonable efforts promptly to take, or cause to be taken, all other actions and do, or cause to be done, all other things necessary, proper or appropriate under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

9.2           Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.  Neither the Company nor the Investor shall assign this Agreement or any rights hereunder or delegate any duties hereunder without the prior written consent of the other (which consent may not be unreasonably withheld from whom consent is sought) except as otherwise provided herein.

9.3           Notices.  Unless otherwise provided, any notice, request, demand or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by Facsimile (with receipt confirmed and promptly confirmed by personal delivery, U.S. first class mail, or courier), or overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

If to the Company:

Fiberstars, Inc.

44259 Nobel Drive

Fremont California 94538

Attention:  David N. Ruckert, CEO

Facsimile:  (510) 490-0947

Telephone:  (650) 490-0719

with a copy to:

Pillsbury Winthrop LLP

2550 Hanover Street

Palo Alto, California 94304

Attention:  Richard Bebb

Facsimile:  (650) 233-4545

Telephone:  (650) 233-4500

If to the Investor:

See the address provided by the Investor on its counter-part signature page.

9.4           Survival.  All representations and warranties contained or provided for herein shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the party benefiting from any such representation or warranty, and shall survive the Closing to the extent of applicable statutes of limitations; provided, however, that the representations and warranties in Sections 4 and 5 of this Agreement shall not be construed so as to constitute representations and warranties concerning circumstances existing after any date specifically referred to therein, or the Closing Date, as the case may be.

9.5           Finders or Brokers.  Each Investor represents that it has not engaged any investment banker, finder or broker, and neither is nor will be obligated for any finder’s fee or commission, in connection with the transactions contemplated hereby.  The Company represents that it has not engaged any investment banker, finder or broker, and neither is nor will be obligated for any finder’s fee or commission, in connection with the transactions contemplated hereby.  Each party agrees to indemnify and hold harmless the other from the liability for any fees, commissions and other payments (and the costs and expenses of defending against such liability or asserted liability) that may be owing as a result of such party’s breach of its representation made in this Section 9.5.

9.6           Specific Performance.  Each of the parties hereto recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money, damages.  Therefore, in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief (without posting bond) in addition to any other remedy to which it may be entitled, at law or in equity.

9.7           Expenses.  Each party hereto shall pay all of its own costs and expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the transactions contemplated herein, whether or not such transactions are consummated.

9.8           Amendments and Waivers.  This Agreement may be amended or modified only by a written instrument signed by the Company and the Investors hereunder. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party against whom such waiver is sought to be enforced.  No waiver by either party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

9.9           Severability.  If one or more provisions of this Agreement are held to be unenforceable, invalid or void by a court of competent jurisdiction, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

9.10         Entire Agreement.  This Agreement and the documents referred to herein contain the entire understanding of the parties with respect to the matters covered herein and supersedes all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof.

9.11         Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California (irrespective of its choice of law principles); provided, however, that neither this Agreement nor any provision hereof shall be construed for or against any party on the basis that such party drafted this Agreement or any provision hereof.

9.12         Counterparts.  This Agreement may be executed by facsimile copies and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.13         Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.  Any reference in this Agreement to a statutory provision or rule or regulation promulgated thereunder shall be deemed to include any similar successor statutory provision or rule or regulation promulgated thereunder.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY

FIBERSTARS, INC.

By	/s/ David N. Ruckert

Name	David N. Ruckert

Title	President, CEO

INVESTORS

[Investor signatures follow on attached counter-parts]

SIGNATURE PAGE TO

STOCK AND WARRANT PURCHASE AGREEMENT

DATED AS OF MARCH 2002

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers the Fiberstars, Inc. Stock and Warrant Purchase Agreement (the “Agreement”) to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Number of Shares:	200,000

Number of Warrant Shares:	40,000

Trigran Investments L.P.
Print Name of Investor

By	/s/ Lawrence A. Oberman
Signature

[If Investor is an entity]

Vice President of General Partner
Title of Signatory with Investor

Investor’s Address:

Facsimile:

Telephone:

SIGNATURE PAGE TO

STOCK AND WARRANT PURCHASE AGREEMENT

DATED AS OF MARCH 2002

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers the Fiberstars, Inc. Stock and Warrant Purchase Agreement (the “Agreement”) to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Number of Shares:	40,299

Number of Warrant Shares:	8,060

John B. Stuppin & Jane K. Stuppin Trustees UTD 3/11/91
Print Name of Investor

By	/s/ John B. Stuppin
Signature

[If Investor is an entity]

Trustee
Title of Signatory with Investor

Investor’s Address:

Facsimile:

Telephone:

SIGNATURE PAGE TO

STOCK AND WARRANT PURCHASE AGREEMENT

DATED AS OF MARCH 2002

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers the Fiberstars, Inc. Stock and Warrant Purchase Agreement (the “Agreement”) to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

	Number of Shares:	33,333

Number of Warrant Shares:	6,667

F. Van Kasper
Print Name of Investor

By	/s/ F. Van Kasper
	Signature

[If Investor is an entity]

Title of Signatory with Investor

	Investor’s Address:

Facsimile:

Telephone:

SIGNATURE PAGE TO

STOCK AND WARRANT PURCHASE AGREEMENT

DATED AS OF MARCH 2002

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers the Fiberstars, Inc. Stock and Warrant Purchase Agreement (the “Agreement”) to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

	Number of Shares:	16,667

Number of Warrant Shares:	3,333

	Dan Smith
	Print Name of Investor

By	/s/ Dan Smith
	Signature

[If Investor is an entity]

	Title of Signatory with Investor

	Investor’s Address:

Facsimile:

Telephone:

SIGNATURE PAGE TO

STOCK AND WARRANT PURCHASE AGREEMENT

DATED AS OF MARCH 2002

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers the Fiberstars, Inc. Stock and Warrant Purchase Agreement (the “Agreement”) to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

	Number of Shares:	16,667

Number of Warrant Shares:	3,333

Robert R. Tufts and Joyce A. Tufts, Trustees U/A, Dated September 18, 1987
Print Name of Investor

By	/s/ Robert R. Tufts
	Signature

[If Investor is an entity]

Title of Signatory with Investor

	Investor’s Address:

Facsimile:

Telephone:

SIGNATURE PAGE TO

STOCK AND WARRANT PURCHASE AGREEMENT

DATED AS OF MARCH 2002

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers the Fiberstars, Inc. Stock and Warrant Purchase Agreement (the “Agreement”) to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Number of Shares:

Number of Warrant Shares:

William E. Mercer
Print Name of Investor

By	/s/ William E. Mercer
Signature

[If Investor is an entity]

Title of Signatory with Investor

Investor’s Address:

Facsimile:

Telephone:

SIGNATURE PAGE TO

STOCK AND WARRANT PURCHASE AGREEMENT

DATED AS OF MARCH 2002

BY AND AMONG

FIBERSTARS, INC.

AND EACH INVESTOR NAMED THEREIN

The undersigned hereby executes and delivers the Fiberstars, Inc. Stock and Warrant Purchase Agreement (the “Agreement”) to which this Signature Page is attached effective as of the date of the Agreement, which Agreement and Signature Page, together with all counterparts of such Agreement and signature pages of the other Investors named in such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

	Number of Shares:	6,667

Number of Warrant Shares:	1,333

Walter L. Skaggs and Diane K. Skaggs
Print Name of Investor

	/s/ Walter L. Skaggs
By	/s/ Diane K. Skaggs
	Signature

[If Investor is an entity]

Title of Signatory with Investor

	Investor’s Address:

Facsimile:

Telephone:

SCHEDULE 1

SCHEDULE OF INVESTORS AND SHARES

Investor	Aggregate Purchase Price	Per Share Purchase Price	Common Shares Purchased

Trigran Investments L.P.	$600,000.00	$3.00	200,000

John B. Stuppin & Jane K. Stuppin, Trustees under the John B. and Jane K. Stuppin Revocable Living Trust dated March 11, 1991	$135,000.00	$3.35	40,299

Van Kasper	$100,000.00	$3.00	33,333

Dan Smith	$50,000.00	$3.00	16,667

Robert R. Tufts	$50,000.00	$3.00	16,667

William E. Mercer, Jr.	$45,000.00	$3.00	15,000

Diane Skaggs	$20,000.00	$3.00	6,667

S-1-1

SCHEDULE 2

SCHEDULE OF WARRANTS

Investor	Warrant Shares	Warrant Exercise Price

Trigran Investments L.P.	40,000	4.30

John B. Stuppin and Jane K. Stuppin, Trustees under the John B. and Jane K. Stuppin Revocable Living Trust dated March 11, 1991	8,060	4.30

Van Kasper	6,667	4.30

Dan Smith	3,333	4.30

Robert R. Tufts	3,333	4.30

William E. Mercer, Jr.	3,000	4.30

Diane Skaggs	1,333	4.30

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